UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08216

PIMCO Strategic Global Government Fund, Inc.

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (866) 746-2606

Date of fiscal year end: January 31

Date of reporting period: February 1, 2005 – January 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

PIMCO

PIMCO STRATEGIC GLOBAL

    GOVERNMENT FUND, INC.

ANNUAL REPORT
January 31, 2006

Chairman’s Letter

Dear PIMCO Strategic Global Government Fund, Inc. Shareholder:

We are pleased to present this annual report for PIMCO Strategic Global Government Fund, Inc. (the “Fund”), covering the twelve-month period ended January 31, 2006, the Fund’s fiscal year-end.

For the twelve-month reporting period, the Fund’s portfolio of mortgage-backed securities and emerging market bonds returned 2.57% based on its net asset value performance and –2.95% based on its NYSE share price. The Fund’s benchmark, the Lehman Brothers Intermediate Aggregate Bond Index, returned 1.78% for the same period. For the period since PIMCO assumed responsibility for managing the investment portfolio (February 8, 2002) through January 31, 2006, the Fund achieved annualized returns of 6.89% based on its net asset value performance and 10.44% based on its NYSE share price, while the benchmark returned 4.46% on an annualized basis during this same period.

The Fund paid a consistent monthly dividend of $0.074 over the twelve-month period, for a total annual dividend of $0.888 per share. As of January 31, 2006, the Fund’s annualized dividend yield was 8.55% based on its net asset value and 7.67% based on its NYSE share price. The Fund’s net assets stood at $382.6 million on January 31, 2006.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its nine meetings during the twelve-month period, for a total increase of 2.25%. There were also concerns that higher energy prices would lead to higher inflation. The benchmark ten-year Treasury yield closed the period at 4.52%, 0.39% higher than at the end of the last annual period on January 31, 2005.

On the following pages you will find details on the Fund’s portfolio and total return investment performance, including our discussion of the primary factors that affected performance during the twelve-month reporting period. If you have any questions regarding your investment in the Fund, please contact your account manager or call one of our shareholder associates at 1-866-746-2606. We also invite you to visit the Fund’s website at www.rcsfund.com.

As recently announced, due to a change in his other responsibilities at PIMCO, Brent R. Harris has decided to step down as Director and Chairman of the Fund’s Board, and the Board of Directors has appointed me as his successor. I have been closely associated with PIMCO’s fund business since joining the firm in 1987 and I have been closely involved with the Fund since PIMCO assumed management responsibility in 2002. I wish to thank Mr. Harris for his dedicated service to the Fund and its shareholders during his tenure and I look forward to serving you as Chairman.

Sincerely,

R. Wesley Burns

Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.

March 27, 2006

January 31, 2006  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  1

Important Information About the Fund

Background and Investment Objective

The PIMCO Strategic Global Government Fund, Inc. is a closed-end bond fund which trades on the New York Stock Exchange under the ticker symbol “RCS.” Formed in 1994, the primary investment objective of the Fund is to generate, over time, a level of income higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, RCS seeks to maintain volatility in the net asset value of the shares of the Fund comparable to that of high-quality, intermediate-term U.S. debt securities. PIMCO assumed responsibility as portfolio manager of the Fund on February 8, 2002.

Primary Investments

The Fund attempts to achieve its investment objective by investing primarily in a portfolio of investment grade fixed-income securities of the United States and other countries. The Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in government securities. “Government securities” include bonds issued or guaranteed by the U.S. or foreign governments (including states, provinces, cantons, and municipalities), by their agencies, authorities or instrumentalities, or by supranational entities, and synthetic instruments with economic characteristics similar to such securities. “Government securities” also include mortgage-backed securities issued or guaranteed by certain U.S. Government agencies and government-sponsored enterprises (including Freddie Mac, Fannie Mae and Ginnie Mae), which may or may not be backed by the full faith and credit of the U.S. Government. The Fund may invest up to 20% of its total assets in below-investment grade securities. The Fund may also invest up to 20% of its total assets in emerging market debt instruments.

Dividend Policy

The Fund currently pays a monthly dividend out of net investment income at a rate of $0.074 per share. The Fund may also pay a special dividend at the end of each calendar year in order to satisfy tax distribution rules applicable to Regulated Investment Companies.

Shareholders who wish to have their dividends reinvested may elect to do so through the Fund’s Dividend Reinvestment Plan described in this report beginning on page 24. Shareholders who hold their shares through a financial intermediary may or may not be able to participate in the Fund’s Dividend Reinvestment Plan and should consult with their financial intermediary to determine eligibility.

Risks of Making an Investment in the Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that it is possible to lose money in an investment in the Fund. The past and current dividend rates are not assured, and because the Fund’s shares trade at market value on an exchange, the shares may trade at a discount or premium to the Fund’s net asset value (“NAV”). An investment in the Fund is not a deposit in a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Summary of Risks

The following provides a description of the Fund’s principal risks. The Fund may be subject to additional risks other than those described below.

•	Interest rate risk, including the risk that bond prices fall as interest rates rise

•	Yield curve flattening risk, including the risk of a decrease in the difference between short-term interest rates and long-term interest rates and the risk that financing costs exceed the returns from longer-term investments purchased with borrowed funds

•	Market price versus NAV (discount risk), including the risk that the Fund’s shares may trade at a smaller premium or a larger discount from their NAV

•	Net investment income risk, including the risk that the Fund may not generate sufficient net income to meet the current monthly dividend rate

•	Duration risk, including the risk that investments with a longer final maturity may be more sensitive to interest rate changes than investments with a shorter final maturity

•	Derivative risk, including the risk of defaults by counterparties and the risk that a derivative performs differently from a direct investment in the instrument underlying the derivative

•	Small company risk, including the risk that securities issued by small companies may be less liquid than securities issued by larger companies

•	Non-U.S. security risk, including the risk that non-U.S. securities may present different risks (such as political, regulatory, accounting and tax risks) from similar securities issued by U.S. issuers

•	Credit and high-yield security risk, including the risk that offerings of debt securities or derivatives may default and the risk that below investment grade bonds may be subject to higher default rates than investment grade bonds

•	Sector-specific risk, including the risk that certain sectors of the bond market may have different risk attributes from the bond market as a whole

•	Leverage risk, including the risk that certain other risks will be magnified when the Fund pursues leveraging strategies and the risk that investments in excess of capital may increase the volatility of returns

•	Concentration risk, which may result in additional volatility compared to a more diversified portfolio.

2  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2006

Important Information About the Fund (Cont.)

In an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The Fund’s duration, a measure of the portfolio’s sensitivity to interest rate changes, was 4.57 years as of January 31, 2006, compared to the duration of Lehman Brothers Intermediate Aggregate Bond Index which was 3.67 years. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur. The Fund may use derivative instruments for hedging and leveraging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leveraging risk and the risk that the Fund could not close out a position when it would be most advantageous to do so. A Fund investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds, such as certain of the Fund’s emerging market holdings, generally involve a greater risk to principal than higher-rated bonds. As of January 31, 2006, the Fund’s holdings of high-yield bonds were approximately 14% of its total investments. The credit quality of the investments in the Fund’s portfolio does not apply to the stability of the Fund.

The Fund’s investments in securities issued by certain U.S. Government Agencies or U.S. Government-Sponsored Enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

The Fund invests in dollar rolls, a simultaneous agreement to sell a security held in the portfolio with a purchase of a similar, but not identical security at a future date at an agreed-upon price, which may create leveraging risk for the Fund. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so. Because leveraging tends to exaggerate the effect of any increase or decrease in the value of portfolio securities, leverage may cause the Fund to be more volatile than if the Fund had not been leveraged.

Sarbanes-Oxley Act and Other Information Available to Shareholders

On June 30, 2005, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related Securities and Exchange Commission (“SEC”) rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Fund at 1-866-746-2606 and on the SEC website at http://www.sec.gov. The Fund’s proxy voting record is also available on the website maintained by PIMCO for the Fund at http://www.rcsfund.com. The Fund held no securities during the year ended June 30, 2005, in which there was a security holder vote. Accordingly, there are no proxy votes to report.

The Fund files a complete schedule of its portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Fund at 1-866-746-2606 or visiting the Fund’s website at http://www.rcsfund.com. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

January 31, 2006  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  3

PIMCO Strategic Global Government Fund, Inc. Performance Summary

NYSE Symbol: RCS Objective: The Fund’s primary investment objective is to generate, over time, a level of income higher than that generated by high-quality, intermediate-term U.S. debt securities.

Primary Investments:

Investment grade government securities of

the United States and other countries, including mortgage-backed securities (which may not be backed by the full faith and credit of the relevant government). The Fund may invest up to 20% of its total assets in emerging market debt instruments.

Fund Inception Date: 02/24/1994 Total Net Assets: $382.6 million as of January 31, 2006 Portfolio Manager: Dan Ivascyn

AVERAGE ANNUAL TOTAL RETURN For the periods ended January 31, 2006

	1 Year	5 Years	10 Years	Since Inception 2/24/1994		Since 2/8/2002(a)
NYSE Market Value	-2.95%	11.36%	10.89%	8.71%		10.44%
Net Asset Value (“NAV”)	2.57%	7.64%	7.85%	7.20%		6.89%
Lehman Brothers Intermediate Aggregate Bond Index(b)	1.78%	5.20%	5.90%	6.15	%(c)	4.46%

All Fund returns are net of fees and expenses.

(a)	PIMCO assumed responsibility for portfolio management of the Fund on February 8, 2002.
(b)	Lehman Brothers Intermediate Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar-denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in this Index.
(c)	Index comparisons began on February 28, 1994.

Past performance is no guarantee of future results. Performance data current to the most recent month-end is available at www.rcsfund.com or by calling 1-866-746-2606.

SECTOR BREAKDOWN Percentage of Total Investments as of January 31, 2006
U.S. Government Agencies and Sponsored Entities (“GSEs”)(d)	73.0%
Private Mortgage-Backed Securities	13.4%
Sovereign Issues	8.7%
Other	4.9%

(d)	70.8% of Total Investments are invested in mortgage-backed securities of U.S. Government Agencies not backed by the full faith and credit of the U.S. Government.

4  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2006

CUMULATIVE RETURNS THROUGH JANUARY 31, 2006

$10,000 invested at the Fund’s inception date

Month	Net Asset Value	NYSE Market Value	Lehman Brothers Intermediate Aggregate Bond Index
02/28/1994	10,000	10,000	10,000
03/31/1994	9,631	9,800	9,802
04/30/1994	9,511	9,100	9,734
05/31/1994	9,507	8,758	9,752
06/30/1994	9,323	8,515	9,746
07/31/1994	9,465	8,371	9,905
08/31/1994	9,443	8,636	9,936
09/30/1994	9,455	8,388	9,828
10/31/1994	9,500	8,138	9,826
11/30/1994	9,403	8,303	9,786
12/31/1994	9,248	8,279	9,836
01/31/1995	9,282	8,279	10,017
02/28/1995	9,457	8,449	10,241
03/31/1995	9,435	8,514	10,296
04/30/1995	9,674	8,576	10,430
05/31/1995	9,958	9,081	10,749
06/30/1995	9,970	9,034	10,817
07/31/1995	10,017	9,099	10,825
08/31/1995	10,119	9,052	10,928
09/30/1995	10,239	9,119	11,013
10/31/1995	10,288	9,299	11,127
11/30/1995	10,520	9,251	11,266
12/31/1995	10,735	9,319	11,392
01/31/1996	10,776	9,620	11,486
02/29/1996	10,547	9,571	11,366
03/31/1996	10,617	9,346	11,314
04/30/1996	10,715	9,237	11,277
05/31/1996	10,682	9,307	11,260
06/30/1996	10,781	9,256	11,392
07/31/1996	10,824	9,572	11,429
08/31/1996	10,943	9,643	11,435
09/30/1996	11,220	9,777	11,606
10/31/1996	11,410	10,037	11,819
11/30/1996	11,709	10,235	11,980
12/31/1996	11,679	10,669	11,909
01/31/1997	11,909	10,926	11,970
02/28/1997	12,044	11,129	12,000
03/31/1997	11,835	11,075	11,906
04/30/1997	12,023	11,154	12,065
05/31/1997	12,232	11,362	12,171
06/30/1997	12,422	11,506	12,294
07/31/1997	12,623	11,714	12,536
08/31/1997	12,607	11,926	12,486
09/30/1997	12,759	12,139	12,636
10/31/1997	12,508	11,946	12,776
11/30/1997	12,597	12,231	12,809
12/31/1997	12,747	12,503	12,917
01/31/1998	12,986	12,538	13,070
02/28/1998	13,111	12,515	13,074
03/31/1998	13,182	12,385	13,121
04/30/1998	13,208	12,469	13,191
05/31/1998	13,212	12,124	13,285
06/30/1998	13,126	12,063	13,362
07/31/1998	13,278	12,221	13,416
08/31/1998	12,486	11,282	13,592
09/30/1998	13,109	11,812	13,863
10/31/1998	13,240	12,197	13,846
11/30/1998	13,453	12,136	13,874
12/31/1998	13,461	12,070	13,931
01/31/1999	13,544	12,147	14,017
02/28/1999	13,406	11,775	13,871
03/31/1999	13,770	11,944	13,971
04/30/1999	14,172	12,113	14,023
05/31/1999	13,752	12,363	13,927
06/30/1999	13,611	12,456	13,913
07/31/1999	13,345	12,390	13,863
08/31/1999	13,289	11,840	13,869
09/30/1999	13,692	11,774	14,041
10/31/1999	13,785	11,870	14,096
11/30/1999	13,878	11,757	14,110
12/31/1999	14,054	12,339	14,067
01/31/2000	13,679	12,518	13,986
02/29/2000	13,788	12,096	14,120
03/31/2000	13,831	12,280	14,271
04/30/2000	13,783	12,298	14,257
05/31/2000	13,698	12,135	14,271
06/30/2000	14,264	12,947	14,548
07/31/2000	14,364	13,236	14,651
08/31/2000	14,654	13,976	14,846
09/30/2000	14,892	13,981	14,990
10/31/2000	14,801	14,367	15,077
11/30/2000	14,960	13,930	15,293
12/31/2000	15,400	15,238	15,562
01/31/2001	15,870	15,789	15,812
02/28/2001	15,861	16,054	15,937
03/31/2001	15,881	16,244	16,044
04/30/2001	15,930	16,094	16,031
05/31/2001	16,183	16,521	16,127
06/30/2001	16,291	16,869	16,176
07/31/2001	16,475	17,287	16,493
08/31/2001	16,780	17,372	16,653
09/30/2001	17,011	17,264	16,903
10/31/2001	17,410	18,075	17,163
11/30/2001	17,234	18,015	16,993
12/31/2001	17,173	17,610	16,912
01/31/2002	17,453	18,230	17,032
02/28/2002	17,945	18,739	17,195
03/31/2002	17,731	18,593	16,967
04/30/2002	18,188	18,667	17,270
05/31/2002	18,307	19,636	17,422
06/30/2002	18,152	19,903	17,575
07/31/2002	18,013	20,886	17,786
08/31/2002	18,449	20,918	17,999
09/30/2002	18,352	21,161	18,240
10/31/2002	18,756	19,970	18,229
11/30/2002	18,879	20,334	18,207
12/31/2002	19,278	21,455	18,519
01/31/2003	19,439	21,868	18,537
02/28/2003	19,738	22,121	18,744
03/31/2003	19,849	21,319	18,755
04/30/2003	20,314	22,185	18,871
05/31/2003	20,508	22,607	19,106
06/30/2003	20,533	22,278	19,110
07/31/2003	19,530	23,163	18,650
08/31/2003	19,823	22,971	18,731
09/30/2003	20,530	22,775	19,145
10/31/2003	20,520	23,467	19,011
11/30/2003	20,654	23,228	19,043
12/31/2003	21,046	24,441	19,226
01/31/2004	21,201	24,575	19,351
02/29/2004	21,339	24,969	19,535
03/31/2004	21,534	25,507	19,662
04/30/2004	20,863	21,111	19,240
05/31/2004	20,549	21,653	19,172
06/30/2004	20,958	21,289	19,273
07/31/2004	21,275	22,630	19,441
08/31/2004	21,747	24,564	19,759
09/30/2004	21,833	24,852	19,791
10/31/2004	22,037	25,496	19,936
11/30/2004	22,064	24,459	19,808
12/31/2004	22,333	25,937	19,945
01/31/2005	22,362	27,857	20,014
02/28/2005	22,308	26,740	19,910
03/31/2005	22,072	25,186	19,834
04/30/2005	22,369	26,431	20,059
05/31/2005	22,626	27,956	20,232
06/30/2005	22,676	27,214	20,313
07/31/2005	22,622	28,078	20,168
08/31/2005	22,822	28,230	20,385
09/30/2005	22,787	28,475	20,234
10/31/2005	22,431	29,295	20,111
11/30/2005	22,482	25,490	20,189
12/31/2005	22,730	24,511	20,345
01/31/2006	22,936	27,036	20,371

Past performance is no guarantee of future results. The line graph depicts the value of a net $10,000 investment made at the Fund’s inception on February 24, 1994 and held through January 31, 2006, compared to the Lehman Brothers Intermediate Aggregate Bond Index, an unmanaged market index representative of the U.S. taxable fixed-income universe. It is not possible to invest directly in the Index. Investment performance assumes the reinvestment of dividends and capital gains distribution, if any. The Fund’s NYSE Market Value performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the sale of Fund shares.

à	PIMCO assumed responsibility for portfolio management of the Fund on February 8, 2002.

PORTFOLIO INSIGHTS

•	For the twelve-month period ended January 31, 2006, the Fund outperformed the benchmark Lehman Brothers Intermediate Aggregate Bond Index based on net asset value performance by returning 2.57% versus the 1.78% return of the benchmark. The Fund’s -2.95% NYSE market price return underperformed the benchmark return for the same period.

•	The Fund’s above-index duration exposure, or sensitivity to changes in market interest rates, was negative for performance as interest rates rose across the yield curve.

•	Emerging markets holdings with an emphasis on Brazil, Mexico and Russia were a significant positive as improving fundamentals caused spreads to tighten over the period.

•	Although mortgage-backed securities (“MBS”) performed largely in line with Treasuries over the period, active management of MBS coupons and sectors were positive for performance.

•	Positions in GNMA mortgage-backed securities also aided returns as GNMA prices benefited from dramatically reduced supply relative to other MBS sectors.

•	An underweight to corporate bonds was positive for returns, as downgrades among automobile manufacturers weighed on the sector.

•	Front-end curve positions hurt performance over the twelve-month period as short-term interest rates rose dramatically in response to tightening by the Federal Reserve.

January 31, 2006  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  5

Financial Highlights

Selected Per Share Data for the Year Ended:	01/31/2006		01/31/2005		01/31/2004	01/31/2003	01/31/2002 (a)
Net asset value beginning of year	$11.01		$11.41		$11.33	$11.20	$11.14
Net investment income (c)	0.75		0.82		0.78	1.01	0.90
Net realized/unrealized gain (loss) on investments	(0.48	)(d)	(0.23	)(d)	0.21	0.13	0.16
Total income from investment operations	0.27		0.59		0.99	1.14	1.06
Dividends from net investment income (c)	(0.89)		(0.99)		(0.91)	(1.01)	(1.00)
Net asset value end of year	$10.39		$11.01		$11.41	$11.33	$11.20
Per share market value end of year	$11.58		$12.88		$12.41	$11.95	$10.90
Total Investment Return (i)
Per share market value (b)	(2.95)%		13.36%		12.38%	19.96%	15.46%
Per share net asset value (e)	2.57%		5.47%		9.07%	11.38%	10.23%
Ratios to Average Net Assets
Operating expenses (excluding interest expense)	1.06%		1.05%		1.04%	1.15%	1.15	%(f)(g)
Total operating expenses	1.52%		1.06%		1.05%	1.15%	1.15	%(f)(g)
Net investment income	6.99%		7.38%		6.84%	9.02%	8.09	%(h)
Supplemental Data
Net assets end of year (000s)	$382,618		$399,268		$407,099	$395,313	$382,831
Portfolio turnover rate	361%		224%		446%	517%	211%

(a)	On January 18, 2002, the Fund acquired all of the assets and liabilities of the Dresdner RCM Global Strategic Income Fund, Inc. in a tax-free exchange valued at $40,985,851.
(b)	Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share during the period. Total investment returns exclude the effects of broker commissions.
(c)	Dividends from net investment income are determined on a tax basis as set forth in the Notes to Financial Statements, Note 5. Net investment income for financial reporting purposes may be higher or lower due to the inclusion of gains and/or losses incurred on paydowns on mortgage-backed securities. Certain paydown gains and losses are treated as an adjustment to net income for financial reporting purposes, but treated as capital gains and losses for tax purposes. See the discussion of Dividends and Distributions to Shareholders in the Notes to the Financial Statements on page 16 for more information about the difference between amounts determined for financial reporting and tax purposes.
(d)	Net realized and unrealized losses as determined on a tax basis are deferred and do not reduce taxable net investment income.
(e)	Total investment return on net asset value is the combination of reinvested dividend income on ex-date on a net asset value basis, reinvested capital gains distributions on a net asset value basis, if any, and changes in net asset value per share during the period.
(f)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.18%.
(g)	Ratio includes merger-related expenses of 0.04%.
(h)	Ratio of net investment income to average net assets excluding merger related expenses is 8.13%.
(i)	Past performance is no guarantee of future results.

6  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2006  |  See accompanying notes

Statement of Assets and Liabilities

January 31, 2006

Amounts in thousands, except share and per share amounts

Assets:
Investments, at value	$957,738
Foreign currency, at value	9
Receivable for investments sold	123,559
Unrealized appreciation on forward foreign currency contracts	4
Interest and dividends receivable	4,690
Paydown receivable	961
Variation margin receivable	311
Swap premiums paid	13,561

1,100,833

Liabilities:
Reverse repurchase agreement	$114,305
Payable for investments purchased	587,332
Unrealized depreciation on forward foreign currency contracts	189
Dividends payable	2,726
Accrued investment advisory fee	260
Accrued administration fee	15
Accrued printing expense	10
Accrued custodian expense	25
Accrued audit fee	11
Variation margin payable	322
Swap premiums received	709
Unrealized depreciation on swap agreements	11,910
Other liabilities	401

718,215

Net Assets	$382,618

Net Assets Consist of:
Capital stock—authorized 500 million shares, $.00001 par value; outstanding 36,842,466 shares	$5
Paid-in capital	432,399
(Overdistributed) net investment income	(1,598)
Accumulated undistributed net realized (loss)	(51,856)
Net unrealized appreciation	3,668

$382,618

Net Asset Value Per Share Outstanding	$10.39

Cost of Investments Owned	$942,059

Cost of Foreign Currency Held	$9

See accompanying notes  |  January 31, 2006  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  7

Statement of Operations

Year Ended January 31, 2006

Amounts in thousands

Investment Income:
Interest	$33,200
Miscellaneous income	14

Total Income	33,214

Expenses:
Investment advisory fees	3,318
Administration fees	195
Transfer agent fees	36
Directors’ fees	119
Printing expense	54
Legal fees	111
Audit fees	62
Custodian fees	150
Interest expense	1,791
Miscellaneous expense	108

Total Expenses	5,944

Net Investment Income	27,270

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(14,091)
Net realized gain on futures contracts, options and swaps	10,010
Net realized gain on foreign currency transactions	1,310
Net change in unrealized (depreciation) on investments	(5,278)
Net change in unrealized (depreciation) on futures contracts, options and swaps	(9,814)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(442)

Net (Loss)	(18,305)

Net Increase in Net Assets Resulting from Operations	$8,965

8  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2006  |  See accompanying notes

Statements of Changes in Net Assets

Amounts in thousands, except share amounts

	Year Ended January 31, 2006	Year Ended January 31, 2005
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$27,270	$29,558
Net realized (loss)	(2,771)	(2,260)
Net change in unrealized (depreciation)	(15,534)	(6,076)

Net increase resulting from operations	8,965	21,222

Distributions to Shareholders:
From net investment income (b)	(32,475)	(35,562)

Fund Share Transactions:
Issued as reinvestment of distributions (592,628 and 571,309 shares, respectively)	6,860	6,509

Total Decrease in Net Assets	(16,650)	(7,831)

Net Assets:
Beginning of period	399,268	407,099

End of period (a)	$382,618	$399,268

(a) Including (overdistributed) net investment income of:	$(1,598)	$(1,222)

(b) Dividends from net investment income are determined on a tax basis as set forth in the Notes to Financial Statements, Note 5.

See accompanying notes  |  January 31, 2006  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  9

Statement of Cash Flows

Year Ended January 31, 2006

Amounts in thousands

Increase (Decrease) in Cash and Foreign Currency from:
Financing Activities:
Cash distributions paid	$(25,572)
Proceeds from financing transactions	98,183

Net increase from financing activities	72,611

Operating Activities:
Purchases of long-term securities	(8,904,631)
Proceeds from sales of long-term securities	8,807,326
Purchases of short-term securities (net)	10,885
Net investment income	27,270
Change in other receivables/payables (net)	(13,863)

Net (decrease) from operating activities	(73,013)

Net (Decrease) in Cash and Foreign Currency	(402)

Cash and Foreign Currency:
Beginning of period	411

End of period	$9

10  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2006  |  See accompanying notes

Schedule of Investments

January 31, 2006

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 2.4%

Banking & Finance 0.6%
Banque Centrale de Tunisie
7.375% due 04/25/2012	$2,000	$2,213

Industrials 1.8%
Pemex Project Funding Master Trust
5.750% due 12/15/2015	3,000	2,969
Petroliam Nasional Bhd.
7.625% due 10/15/2026	2,300	2,841
Southern Copper Corp.
7.500% due 07/27/2035	1,000	1,004

		6,814

Total Corporate Bonds & Notes (Cost $8,128)		9,027

U.S. GOVERNMENT AGENCIES 182.8%
Fannie Mae
4.250% due 11/25/2024	348	295
4.600% due 08/01/2031 (a)	274	286
4.862% due 04/01/2030 (a)	89	91
4.915% due 02/01/2032 (a)	63	65
4.955% due 03/01/2032 (a)	311	322
5.000% due 05/01/2020 (d)	2,631	2,600
5.000% due 05/25/2016 - 04/01/2020 (c)	429	426
5.310% due 08/25/2033	8,200	8,003
5.394% due 09/01/2028 (a)	100	103
5.416% due 12/01/2028 (a)	329	334
5.500% due 08/25/2014 - 09/14/2035 (c)	152,829	151,282
5.648% due 02/01/2027 (a)	112	114
5.750% due 10/01/2031 (a)	23	24
5.750% due 06/25/2033	100	99
5.781% due 12/01/2028 (a)	137	141
5.807% due 08/25/2043	2,500	2,448
5.838% due 02/01/2028 (a)	213	218
5.956% due 11/01/2027 (a)	160	165
6.000% due 01/25/2044 (d)	13,674	13,817
6.000% due 02/25/2017 - 04/25/2017 (c)	23,100	23,303
6.150% due 10/01/2031 (a)	54	55
6.435% due 12/01/2025 (a)	287	294
6.500% due 11/01/2028 - 06/25/2044 (c)(d)	13,882	14,225
6.500% due 05/01/2013 - 07/01/2035 (c)	12,160	12,510
7.000% due 04/01/2030 - 03/25/2045 (c)(d)	20,663	21,458
7.000% due 02/01/2015 - 11/25/2043 (c)	10,666	11,048
7.065% due 03/01/2032 (a)	300	299
7.260% due 02/01/2030 (a)	123	127
7.500% due 06/19/2030 (a)	469	489
7.500% due 06/25/2044 (d)	6,721	7,068
7.500% due 10/25/2022 - 10/25/2042 (c)	6,952	7,273
7.750% due 03/01/2031 (a)	91	92
7.815% due 12/01/2030 (a)	255	256
8.000% due 07/19/2030 (a)	4,645	4,823
Federal Housing Administration
7.430% due 06/01/2024	229	230
Freddie Mac
3.655% due 04/01/2033 (a)	122	121
4.448% due 12/01/2026 (a)	63	64
5.000% due 10/15/2016 - 02/15/2024 (c)	525	523
5.500% due 07/01/2025 (d)	4,430	4,422
5.500% due 12/01/2031	548	543
6.000% due 12/15/2016 - 03/01/2033 (c)(d)	12,592	12,810
6.000% due 10/15/2012 - 01/12/2036 (c)	298,038	301,156
6.500% due 09/25/2043 (a)	262	268
6.500% due 04/15/2018 - 03/25/2044 (c)	54,816	56,456
7.000% due 06/01/2008 - 10/25/2043 (c)	10,977	11,353
7.500% due 06/01/2025 - 07/01/2033 (c)	3,870	4,065
8.000% due 08/15/2022 - 08/01/2024 (c)	368	384
8.250% due 10/01/2007	18	18
8.500% due 10/01/2030	1,207	1,279
Government National Mortgage Association
5.500% due 04/20/2035 - 06/20/2035 (a)(c)	1,168	1,139
6.500% due 06/20/2032	150	156
7.000% due 02/15/2024 - 03/20/2031 (c)	10,125	10,388
7.500% due 07/15/2006 - 02/15/2028 (c)	2,588	2,730
8.000% due 06/15/2016 - 03/20/2030 (c)	1,208	1,236
8.500% due 10/15/2016 - 02/15/2031 (c)	65	71
Small Business Administration
4.754% due 08/10/2014	1,891	1,850
5.038% due 03/10/2015	995	989
6.300% due 07/01/2013 - 06/01/2018 (c)	1,610	1,661
6.400% due 08/01/2013	411	422
7.449% due 08/01/2010	268	285
7.540% due 08/10/2009	663	701

Total U.S. Government Agencies (Cost $704,697)		699,473

See accompanying notes  |  January 31, 2006  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  11

Schedule of Investments (Cont.)

January 31, 2006

	Principal Amount (000s)		Value (000s)
PRIVATE MORTGAGE-BACKED SECURITIES 33.6%
Countrywide Alternative Loan Trust
6.500% due 07/25/2035		$2,453	$2,473
Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 11/25/2026		10,000	9,977
7.500% due 11/25/2034 (d)		7,017	7,335
CS First Boston Mortgage Securities Corp.
7.000% due 02/25/2034 (d)		4,084	4,149
DLJ Commercial Mortgage Corp.
7.340% due 10/10/2032		1,500	1,605
GMAC Mortgage Corp. Loan Trust
5.239% due 08/19/2034 (a)		1,590	1,569
GSAA Trust
6.000% due 04/01/2034		8,658	8,685
GSMPS Mortgage Loan Trust
7.500% due 06/19/2027		268	277
8.000% due 09/19/2027		3,546	3,743
7.000% due 06/25/2043 (d)		9,997	10,131
GSR Mortgage Loan Trust
6.500% due 01/25/2034		6,377	6,495
MASTR Alternative Loans Trust
6.500% due 03/25/2034		3,541	3,595
MASTR Reperforming Loan Trust
7.000% due 05/25/2035		6,961	7,269
Nomura Asset Acceptance Corp.
7.500% due 03/25/2034 (d)		8,272	8,660
7.000% due 10/25/2034		6,079	6,289
7.500% due 10/25/2034		18,237	19,246
Residential Asset Mortgage Products, Inc.
7.000% due 08/25/2016 (d)		6,955	7,207
8.500% due 10/25/2031 (d)		2,835	2,910
8.500% due 11/25/2031		3,035	3,186
Washington Mutual MSC Pass-Through Certificates
7.500% due 12/25/2033		5,224	5,335
7.000% due 03/25/2034		999	1,015
6.500% due 08/25/2034		7,378	7,529

Total Private Mortgage-Backed Securities (Cost $131,205)			128,680

SOVEREIGN ISSUES 21.8%
Bolivarian Republic of Venezuela
9.375% due 01/13/2034		1,000	1,253
Brazilian Government International Bond
11.500% due 03/12/2008		2,500	2,818
8.000% due 01/15/2018		2,902	3,181
10.125% due 05/15/2027		3,038	3,943
12.250% due 03/06/2030		9,580	14,418
11.000% due 08/17/2040		5,000	6,464
Chile Government International Bond
7.125% due 01/11/2012		2,000	2,205
Ecuador Government International Bond
12.000% due 11/15/2012		8,000	8,300
9.000% due 08/15/2030 (a)		212	206
Mexico Government International Bond
8.625% due 03/12/2008		395	426
9.875% due 02/01/2010		5,180	6,071
Panama Government International Bond
9.375% due 07/23/2012		3,325	3,948
Peru Government International Bond
9.125% due 02/21/2012		10,000	11,600
Russia Government International Bond
11.000% due 07/24/2018		2,680	3,950
12.750% due 06/24/2028		3,227	5,841
5.000% due 03/31/2030 (a)		7,437	8,318
Ukraine Government International Bond
7.650% due 06/11/2013		500	531

Total Sovereign Issues (Cost $61,185)			83,473

FOREIGN CURRENCY-DENOMINATED ISSUES (h) 4.7%
Deutsche Bundesrepublik
4.750% due 07/04/2008	EC	6,500	8,209
Gaz Capital (Gazprom)
5.875% due 06/01/2015		1,000	1,300
Mexico Government International Bond
8.000% due 07/23/2008	DM	12,100	8,347

Total Foreign Currency-Denominated Issues (Cost $17,598)			17,856

	# of Contracts
PURCHASED CALL OPTIONS 0.0%
U.S. Treasury Note 5-Year Futures (CBOT)
Strike @ $110.000 Exp. 02/24/2006		230	3
Strike @ $109.500 Exp. 02/24/2006		253	4
U.S. Treasury Note 10-Year Futures (CBOT)
Strike @ $114.000 Exp. 02/24/2006		300	5

Total Purchased Call Options (Cost $15)			12

	Notional Amount (000s)
PURCHASED PUT OPTIONS 0.0%
Fannie Mae (OTC)
5.500% due 03/13/2036
Strike @ $93.000 Exp. 03/06/2006		$35,000	1
Strike @ $92.219 Exp. 03/06/2006		95,000	0

Total Purchased Put Options (Cost $15)			1

12  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2006  |  See accompanying notes

	Principal Amount (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 5.0%
Repurchase Agreements 3.3%
Credit Suisse First Boston
4.360% due 02/01/2006 (Dated 01/31/2006. Collateralized by U.S. Treasury Note 3.250% due 08/15/2007 valued at $6,847. Repurchase proceeds are $6,701.)	$6,700	$6,700
State Street Bank
3.900% due 02/01/2006 (Dated 01/31/2006. Collateralized by Federal Home Loan Bank 4.250% due 04/16/2007 valued at $6,120. Repurchase proceeds are $5,998.)	5,997	5,997

		12,697

U.S. Treasury Bills 1.7%
4.023% due 03/16/2006 (e)(f)	6,550	6,519

Total Short-Term Instruments (Cost $19,216)		19,216

Total Investments (b) 250.3% (Cost $942,059)		$957,738

Other Assets and Liabilities (Net) (150.3%)		(575,120)

Net Assets 100.0%		$382,618

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Variable rate security.

(b)	As of January 31, 2006, portfolio securities with an aggregate market value of $8,425 were valued with reference to securities whose prices are more readily obtainable.

(c)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d)	On January 31, 2006, securities valued at $116,791 were pledged as collateral for reverse repurchase agreements.

(e)	Securities with an aggregate market value of $746 have been pledged as collateral for swap and swaption contracts on January 31, 2006.

(f)	Securities with an aggregate market value of $896 have been segregated with the custodian to cover margin requirements for the following open futures contracts on January 31, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 5-Year Note Futures	Short	03/2006	483	$332
U.S. Treasury 10-Year Note Futures	Short	03/2006	314	(6)
U.S. Treasury 30-Year Bond Futures	Short	03/2006	255	(247)

				$79

(g)	Swap agreements outstanding on January 31, 2006:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized (Depreciation)
Deutsche Bank AG	6-month BP-LIBOR	Pay	5.000%	09/15/2010	BP	9,300	$(60)
Deutsche Bank AG	6-month BP-LIBOR	Receive	5.000%	06/18/2034		3,400	(17)
Bank of America	3-month USD-LIBOR	Pay	4.570%	01/27/2015		$12,000	(395)
Barclays Bank PLC	3-month USD-LIBOR	Receive	5.000%	06/21/2008		8,300	(2)
Barclays Bank PLC	3-month USD-LIBOR	Receive	5.000%	06/15/2025		169,000	(1,752)
Barclays Bank PLC	3-month USD-LIBOR	Pay	5.000%	09/30/2025		150,000	(3,045)
Lehman Brothers, Inc.	3-month USD-LIBOR	Pay	5.025%	08/11/2025		60,000	(622)
UBS Warburg LLC	3-month USD-LIBOR	Pay	4.955%	09/28/2025		140,000	(2,812)
UBS Warburg LLC	3-month USD-LIBOR	Receive	5.000%	06/21/2026		227,400	(3,205)

							$(11,910)

See accompanying notes  |  January 31, 2006  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  13

Schedule of Investments (Cont.)

January 31, 2006

(h)	Forward foreign currency contracts outstanding on January 31, 2006:

Type		Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BP	215	02/2006	$4	$0	$4
Sell	EC	14,584	03/2006	0	(140)	(140)
Buy	JY	422,122	02/2006	0	(49)	(49)

				$4	$(189)	$(185)

14  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2006  |  See accompanying notes

Notes to Financial Statements

January 31, 2006

1. General Information

The Fund commenced operations on February 24, 1994. The Fund is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a closed-end, non-diversified, investment management company organized as a Maryland corporation. The stock exchange symbol of the Fund is “RCS”. Shares of the Fund are traded on the New York Stock Exchange.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Directors, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. The net asset value per share (“NAV”) is determined on each business day as of 4:00 p.m. Eastern Time. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The NAV is available on the website maintained by PIMCO on behalf of the Fund at www.rcsfund.com, by clicking on the Daily NAV link.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are subject to market value fluctuations during this period. On the commitment date of such purchases, the Fund designates specific assets with a value at least equal to the commitment, to be utilized to settle the commitment. The proceeds to be received from delayed-delivery sales are included in the Fund’s net assets on the date the commitment is executed. Accordingly, any fluctuation in the value of such assets is excluded from the Fund’s net asset value while the commitment is in effect. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Borrowing Under Mortgage Dollar Rolls and Forward Commitments. The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for dollar rolls as financing transactions. Dollar rolls are intended to enhance the Fund’s yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. At January 31, 2006, there were $563,225,039 in dollar roll commitments.

January 31, 2006  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  15

Notes to Financial Statements (Cont.)

January 31, 2006

Leverage. The Fund is authorized to borrow funds and utilize leverage subject to certain limitations under the Act. The Fund’s ability to use leverage creates an opportunity for increased net income, but at the same time poses special risks. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of mortgage-dollar rolls, when-issued, delayed-delivery or forward commitment transactions. The use of leverage increases the overall duration risk of the Fund and creates an increased sensitivity of the Fund to rising short-term interest rates. The use of leverage, which is generally the economic equivalent of borrowing to purchase securities, thus creates risks of greater volatility of the net asset value and market value of Fund shares. If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing has not been used, reducing the amount available for distribution to shareholders. Yield curve flattening reduces the potential benefits to the Fund from borrowing. Conversely, a steep yield curve increases the potential benefit to the Fund from borrowing.

Dividends and Distributions to Shareholders. The Fund expects to pay monthly dividends of net investment income (other than net realized gains) to the shareholders. Under the Fund’s current policy, which may be changed at any time by the Fund’s Board of Directors, the Fund’s monthly dividends will be made at a level that reflects the past and projected performance of the Fund, which policy over time will be expected to result in the distribution of all net investment income of the Fund. Distributions, if any, of net realized short- or long-term capital gains will be distributed no less frequently than once each year. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions paid during a fiscal period may differ significantly from the net investment income and realized capital gain reported in a Fund’s annual financial statements presented under GAAP.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Fund are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. Government.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

BP	–	British Pound
DM	–	German Mark
EC	–	Euro
JY	–	Japanese Yen

Forward Currency Transactions. The Fund may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward currency

16  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2006

contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Fund is authorized to enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Guarantees and Indemnifications. Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

Options Contracts. The Fund may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the

January 31, 2006  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  17

Notes to Financial Statements (Cont.)

January 31, 2006

seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund, which the Fund is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund. To the extent the Fund collateralizes its obligations under reverse repurchase agreements, such transactions will not be deemed subject to the 300% asset coverage requirements imposed by the Act. The Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements. The average amount of borrowings outstanding during the year ended January 31, 2006 was $46,778,084 at a weighted average interest rate of 3.96%.

Swap Agreements. The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate swap agreements to manage its exposure to interest rates and credit risks.

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received by the Fund are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or Government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

3. Fees, Expenses and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Fund, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate of 0.85% based on average daily net assets of the Fund during the month.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Fund for which it receives from the Fund a monthly administrative fee at an annual rate of 0.05% based on average daily net assets of the Fund during the month.

18  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2006

Expenses. The Fund is responsible for the following expenses: (i) independent auditors’ fees; (ii) printing fees; (iii) transfer agent fees; (iv) custody and accounting fees; (v) taxes and governmental fees; (vi) brokerage fees and commissions and other portfolio transaction expenses; (vii) the costs of borrowing money, including interest expenses and bank overdraft charges; (viii) fees and expenses of the Directors who are not “interested persons” of PIMCO or the Fund (each an “Independent Director”), and any counsel retained exclusively for their benefit; (ix) legal fees; and (x) extraordinary expenses, including costs of litigation and indemnification expenses.

Each Independent Director receives from the Fund an annual retainer of $10,000, plus $2,000 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board, and $1,000 for each committee meeting, in each case attended either in person or telephonically, plus reimbursement of related expenses.

4. Purchases and Sales of Securities

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover”. The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended January 31, 2006 were as follows (amounts in thousands):

U.S Government/Agency		Non-U.S. Government/Agency
Purchases	Sales	Purchases	Sales
$8,915,206	$8,751,401	$133,549	$37,047

5. Federal Income Tax Matters

As of January 31, 2006, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses(3)	Post-October Deferral(4)
$2,302	$0	$2,676	$(2,989)	$(50,045)	$(1,730)

(1)	Adjusted for accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.
(2)	Represents differences between tax regulations and financial accounting principles generally accepted in the United States of America for straddle loss deferrals and distributions payable at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(4)	Capital losses realized during the period November 1, 2005 through January 31, 2006, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of January 31, 2006, the Fund had accumulated capital losses expiring in the following years (amounts in thousands):

Expiration of Accumulated Capital Losses
01/31/2008	01/31/2009	01/31/2012	01/31/2013	01/31/2014
$3,440(5)	$28,488	$2,188	$9,752	$6,177

(5)	Represents acquired capital loss carryovers which may be limited under current tax law.

January 31, 2006  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  19

Notes to Financial Statements (Cont.)

January 31, 2006

As of January 31, 2006, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(6)
$942,059	$24,742	$(9,063)	$15,679

(6)	There were no differences between book and tax net unrealized appreciation on investments.

The Fund made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
01/31/2006	$32,475	$0	$0
01/31/2005	35,562	0	0

Capital loss carryforwards expired at January 31, 2006 in the amount of $1,736 have been reclassified from accumulated undistributed net realized loss to paid-in-capital to more appropriately conform financial accounting to tax accounting.

The Fund did not distribute capital gains during the fiscal year due to accumulated capital losses. The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

6. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, and Allianz Funds, have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees of the PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds or the Allianz Funds,

20  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2006

including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end management investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Act, if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser to any registered investment company, including the Fund. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Complaint were to result in a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this report. None of the aforementioned complaints alleges that any improper activity took place in the Fund. PIMCO believes that these developments will not have a material adverse effect on the Fund or on PIMCO’s ability to perform its investment advisory services on behalf of the Fund.

January 31, 2006  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  21

Report of Independent Registered Public Accounting Firm

To the Directors and Shareholders of PIMCO Strategic Global Government Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows, and the financial highlights presents fairly, in all material respects, the financial position of PIMCO Strategic Global Government Fund, Inc. (hereinafter referred to as the “Fund”) at January 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and cash flows for the year then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at January 31, 2006 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

March 17, 2006

22  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2006

*Privacy Policy (Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet web sites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

*	This Privacy Policy applies to the following entities: PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and PIMCO Strategic Global Government Fund, Inc. (collectively, the “Funds”).

January 31, 2006  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  23

Dividend Reinvestment Plan (Unaudited)

What is the Dividend Reinvestment Plan for the Fund?

The Dividend Reinvestment Plan (the “Plan”) offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. Computershare Trust Co., N.A. acts as the Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then-current market price, then at 95% of the market price.

If the market price is less than the net asset value on the Valuation Date, Computershare (the “Plan Agent”) will buy shares in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, for the participants’ accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then-current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent’s fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

24  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2006

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs.

You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund’s shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by Computershare Trust Co., N.A., the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

PIMCO Strategic Global Government Fund, Inc.

c/o Computershare Trust Co., N.A.

250 Royall Street

Canton, MA 02021

Telephone: 1-800-213-3606

If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to Computershare Trust Co., N.A. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

January 31, 2006  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  25

2005 Shareholder Meeting Results (Unaudited)

The Fund’s annual shareholders meeting was held on June 9, 2005. The results of votes taken among shareholders on the proposals presented at the meeting are listed below.

Proposal 1

To re-elect two Directors to the Board of Directors of the Fund

	# of Shares Voted	% of Shares Voted
Carter W. Dunlap, Jr.
For	34,705,893	99.5%
Withheld	171,751	0.5%

Total	34,877,644	100.0%

James M. Whitaker
For	34,710,104	99.5%
Withheld	167,540	0.5%

Total	34,877,644	100.0%

Brent R. Harris, Francis E. Lundy and Gregory S. Young continued in office as Directors.

26  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2006

Management of the Fund (Unaudited)

The chart below identifies the Directors and Officers of the Fund. Each “interested” Director as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Directors of the Fund

Name, Age and Position Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Disinterested Directors

Francis E. Lundy 68 Director	Since 2/94	President, Technical Instrument -San Francisco.	1	Director, Industrialex Manufacturing Corp. (coating and application techniques for electronics industry).

James M. Whitaker 63 Director, Vice Chairman of the Board	Since 2/94	Attorney at Law, sole practitioner.	1	None

Gregory S. Young 49 Director	Since 3/01	President, Teton Capital Management (private equity venture capital).	1	None

Carter W. Dunlap, Jr. 50 Director	Since 6/02	Analyst/Portfolio Manager, Dunlap Equity Management (investment advisory).	1	None

Interested Director

R. Wesley Burns* 46 Director and Chairman	Since 3/06	Consulting Managing Director, PIMCO. Formerly, Director and Managing Director, PIMCO.	89	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc., Trustee, PIMCO Variable Insurance Trust, and Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

*	Mr. Burns is an “Interested Person” of the Fund (as the term defined in the 1940 Act) because of his affiliations with PIMCO.
**	Term of office is three years.

January 31, 2006  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  27

Management of the Fund (Unaudited) (Cont.)

Name, Age and Position Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers

Brent R. Harris 46 President	Since 2/02 (Director and Chairman Since 2/02 - 3/06)	Managing Director, PIMCO and Board of Governors and Executive Committee, Investment Company Institute.

Mohan V. Phansalkar	Since 8/03	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
42
Chief Legal Officer

Jennifer E. Durham	Since 7/04	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO;
35		Legal/Compliance Manager, PIMCO.
Chief Compliance Officer

Ernest L. Schmider	Since 5/05	Managing Director, PIMCO.
48
Senior Vice President

Pasi Hamalainen	Since 2/02	Managing Director, PIMCO.
38
Senior Vice President

Daniel J. Ivascyn	Since 2/02	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.
36
Senior Vice President

Jeffrey M. Sargent	Since 2/02	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice
43		President, PIMCO.
Senior Vice President

J. Stephen King, Jr.	Since 5/05	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and
43		Assistant General Counsel, The Dreyfus Corporation.
Vice President - Senior Counsel

Henrik P. Larsen	Since 2/02	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
36
Vice President

Michael J. Willemsen	Since 2/02	Vice President, PIMCO. Formerly, Manager, PIMCO.
46
Vice President

Garlin G. Flynn	Since 2/02	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.
59
Secretary

John P. Hardaway	Since 2/02	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.
48
Treasurer

Erik C. Brown	Since 2/02	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
38
Assistant Treasurer

28  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2006

Approval of Renewal of Investment Management Agreement (Unaudited)

On August 17, 2005, the Board of Directors (the “Board”) of PIMCO Strategic Global Government Fund, Inc. (the “Fund”), including a majority of the independent Directors, approved the renewal of the Fund’s Investment Management Agreement (the “Agreement”) with Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Directors receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews the Fund’s investment performance and matters relating to fund operations, including the Fund’s compliance program, shareholder services, valuation, custody, and other information relating to the nature, extent and quality of services provided by PIMCO to the Fund. In considering whether to approve renewal of the Agreement, the Board also reviewed supplementary information, including comparative industry data, with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Fund.

B. Review Process

In connection with the renewal of the Agreement, the Board reviewed written materials prepared by PIMCO dated May 6, 2005, in response to a request from Fund counsel. On June 10, 2005, the independent Directors conferred separately and Fund counsel subsequently requested further information from PIMCO on their behalf. On July 21, 2005, the Board held a special Board of Directors meeting to discuss the supplemental information provided by PIMCO. The Board received assistance and advice regarding applicable legal standards from Fund counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data, and a report prepared by PIMCO containing comparative performance and expense ratio information from Morningstar. The Board also heard oral presentations on matters related to the Agreement and met both as a full Board and as the independent Directors alone, without management present. In deciding to recommend the renewal of the Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO and its Personnel and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rate of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under PIMCO’s management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Directors informed about matters relevant to the Fund and its shareholders; and its attention to matters that may involve conflicts of interest with the Fund. The Board also considered the nature, extent, quality and cost of administrative services provided by PIMCO to the Fund under the Agreement and the terms of the Agreement. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Fund and its shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Fund relative to its relevant index for the one-, two-, three-, five-, ten-year, and since inception periods ended January 31, 2005. The Board also considered the performance of the Fund relative to its peer group of similar funds. In considering the Fund’s performance, the Board considered reports prepared by Lipper and PIMCO. It was noted that PIMCO had assumed management of the Fund in February 2002, and that the three year annualized net asset value return for the Fund for the period ended

January 31, 2006  |  PIMCO Strategic Global Government Fund, Inc. Annual Report  29

Approval of Renewal of Investment Management Agreement (Unaudited) (Cont.)

January 31, 2005 was 8.61% versus 5.52% for the Fund’s primary benchmark, the Lehman Brothers Intermediate Aggregate Bond Index. It was noted that during the same period, the annualized share price return of the Fund was 15.17%. It was further noted that since PIMCO  had taken over  management  of the  Fund,  the Fund’s  share  price had increased  from  a discount  to  net asset value of -4.01% to a premium of 17.07%. With respect to the performance of the Fund relative to its peer group, it was noted that the Fund’s net asset value performance was above average compared to its Morningstar peers for the three-year period ended January 31, 2005, and that the Fund’s share price performance was above average compared to its Morningstar peers for the one- and three-year periods ended January 31, 2005. Overall, the Board determined that the Fund’s investment performance was strong, and concluded that PIMCO’s performance record in managing the Fund indicates that its continued management is likely to benefit the Fund and its shareholders.

4. Advisory Fees

PIMCO reported to the Board that, in proposing fees for the Fund, it considered a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors.

The Board considered the services to be provided under the Agreement and the advisory fees. The Board compared the Fund’s total expenses to other funds in the Expense Group provided by Lipper and PIMCO and found the Fund’s total expenses to be reasonable. The Board noted that although the Fund’s combined fees under the Agreement and the Administrative Services Agreement were slightly higher than the actual management fees paid by its peer group average, the Fund’s total expense ratio was lower than the peer group average. It was also noted that the Fund’s total expenses had dropped from 1.15% to 1.06% since PIMCO assumed management of the Fund. PIMCO does not manage any separate accounts with a similar investment objective to the Fund; therefore the Board could not consider the fees charged by PIMCO to comparable separate accounts. The Board received information on fees charged by PIMCO for other closed-end investment companies for which it serves as investment adviser or sub-adviser. The Board concluded that the Fund’s advisory fees were reasonable in relation to the value of the services provided.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees charged by PIMCO, as well as the total expenses of the Fund, is reasonable and renewal of the Agreement will likely benefit the Fund and its shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Fund as a whole, as well as the resulting level of profits to PIMCO and reviewed information on the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that, as a closed-end fund, the Fund was not expected to materially increase in size. Therefore, the Board did not consider economies of scale as a principal factor in assessing the fee rates payable under the Agreement.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Fund, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Fund. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Fund by PIMCO continued to be excellent and favored renewal of the Agreement. The Board concluded that the Agreement continued to be fair and reasonable to the Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Fund, and that the renewal of the Agreement was in the best interests of the Fund and its shareholders.

30  PIMCO Strategic Global Government Fund, Inc. Annual Report  |  January 31, 2006

OTHER INFORMATION

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Transfer Agent

Computershare Trust Co., N.A.

250 Royall Street

Canton, Massachusetts 02021

Custodian

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO STRATEGIC GLOBAL

GOVERNMENT FUND, INC.

This report, including the financial statements herein, is provided to the shareholders of PIMCO Strategic Global Government Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

3675-AR-06

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer and principal financial officer. During the period, the Code was amended to clarify certain defined terms, address the role of the registrant’s Chief Compliance Officer and provide for the public disclosure of any amendments or waivers. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

	(a)(1)	The Fund’s Board of Directors has determined that the Fund has at least one “audit committee financial expert,” as such term is defined in the instructions to this Item 3, serving on its audit oversight committee (the “Audit Committee”).

	(a)(2)	The audit committee financial expert is Gregory S. Young. Mr. Young is independent as defined in the instructions to Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	January 31, 2006	$31,600
	January 31, 2005	$30,641

(b)	Fiscal Year Ended	Audit-Related Fees (1)
	January 31, 2006	$11,000
	January 31, 2005	$9,090

(c)	Fiscal Year Ended	Tax Fees (2)
	January 31, 2006	$2,650
	January 31, 2005	$2,460

(d)	Fiscal Year Ended	All Other Fees
	January 31, 2006	$—
	January 31, 2005	$—

“Audit Fees” represents fees billed for each of the last two fiscal years or professional services rendered for the audit of the PIMCO Strategic Global Government Fund, Inc. (the “Fund”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Fund for the last two fiscal years.

(1) Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders.

(2) Includes aggregate fees billed for review of the registrant’s tax returns.

(e)	Pre-approval policies and procedures

(1)	The registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	January 31, 2006	January 31, 2005
PIMCO Strategic Global Government Fund, Inc.	$13,650	$11,550
PIMCO	$407,032	$181,985

Totals	$420,682	$193,535

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant’s which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are:

Carter W. Dunlap, Jr.

Francis E. Lundy

Gregory S. Young

James M. Whitaker

Item 6.	Schedule of Investments. The Schedule of Investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

(a)	PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the registrant as the policies and procedures that PIMCO will use when voting proxies on behalf of the registrant. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of the registrant, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the registrant and its shareholders. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and the registrant. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of the registrant. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the registrant’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the Board; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting to the Board that the registrant engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Manager

Daniel J. Ivascyn, as portfolio manager, is responsible for the day-to-day management of the Fund. The table below provides information about Mr. Ivascyn.

Portfolio Manager	Since	Recent Professional Experience
Daniel J. Ivascyn	2/02	Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 1998, and is a member of PIMCO’s mortgage and ABS team.

Other Accounts Managed

Mr. Ivascyn also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of January 31, 2006: (i) the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (iii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Portfolio Manager		Number of All Accounts	Total Assets of All Accounts (in millions)
Daniel J. Ivascyn
	Registered Investment Companies	2	$539.3
	Registered Investment Companies with Performance-Based Advisory Fees	0	0
	Other Pooled Investment Vehicles	2	$428.5
	Other Pooled Investment Vehicles with Performance-Based Advisory Fees	0	0
	Other Accounts	5	$3,210.9
	Other Accounts with Performance-Based Advisory Fees	0	0

Conflicts of Interest

From time to time, potential conflicts of interest may arise between the portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index as the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of his position with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. The portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Fund on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including the portfolio manager, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. Mr. Ivascyn’s compensation consists of a base salary, a bonus, and may include a retention bonus. Mr. Ivascyn also may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include Mr. Ivascyn.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Mr. Ivascyn is entitled to receive bonuses, which may be significantly more than his base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are mutually agreed upon annually by Mr. Ivascyn and his manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for Mr. Ivascyn:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted pre-tax investment performance as judged against the applicable benchmarks for each account managed by Mr. Ivascyn, including the Fund (which is benchmarked against the Lehman Brothers Intermediate Aggregate Bond Index), and relative to applicable industry peer groups;
•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
•	Amount and nature of assets managed by Mr. Ivascyn;
•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
•	Absence of defaults and price defaults for issues in the portfolios managed by Mr. Ivascyn;
•	Contributions to asset retention, gathering and client satisfaction;
•	Contributions to mentoring, coaching and/or supervising; and
•	Personal growth and skills added.

Mr. Ivascyn’s compensation is not based directly on the performance of the Fund or any other account he manages. Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. The portfolio manager may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Mr. Ivascyn, as an Executive Vice President of PIMCO, receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including Mr. Ivascyn, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given to the Managing Director or member of executive management.

Securities Ownership

As of January 31, 2006, Mr. Ivascyn did not own any shares of the Fund.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Registrant Purchases of Equity Securities

Period	(a) Total Number of Shares (or Units) Purchased*	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs*		(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (August 1, 2005 - August 31, 2005)	47,826.61	$11.93	47,826.61	(1)	N/A
Month #2 (September 1, 2005 - September 30, 2005)	47,640.81	$11.83	47,640.81	(1)	N/A
Month #3 (October 1, 2005 - October 31, 2005)	47,604.25	$11.78	47,604.25	(1)	N/A
Month #4 (November 1, 2005 - November 30, 2005)	46,499.68	$12.08	46,499.68	(1)	N/A
Month #5 (December 1, 2005 - December 31, 2005)	52,932.63	$10.47	52,932.63	(1)	N/A
Month #6 (January 1, 2006 - January 31, 2006)	51,555.22	$10.85	51,555.22	(1)	N/A
Total	294,059.20		294,059.20		N/A

*	Shares purchased include purchases made at NAV as well as open market by the agent of the Fund’s Dividend Reinvestment Plan pursuant to such plan.
(1) Purchased from original issue at 95% of market price.

Item 10.	Submission of Matters to a Vote of Security Holders – Not Applicable.

Item 11.	Controls and Procedures.

(a)	The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report on Form N-CSR, that, to the best of their knowledge, the design and operation of such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Fund in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the Fund’s most recent fiscal half-year (the Fund’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Exhibit 99. CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(2)	Exhibit 99.CERT—Certification of Principal Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.CERT—Certification of Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.906CERT—Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Strategic Global Government Fund, Inc.

By:	/s/ Brent R. Harris
Brent R. Harris
President, Principal Executive Officer

Date:	April 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brent R. Harris
Brent R. Harris
President, Principal Executive Officer

Date:	April 10, 2006

By:	/s/ John P. Hardaway
John P. Hardaway
Treasurer, Principal Financial Officer

Date:	April 10, 2006